UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2015 (July 15, 2015)

TIER REIT, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-51293	68-0509956
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

17300 Dallas Parkway, Suite 1010, Dallas, Texas
75248
(Address of principal executive offices)
(Zip Code)

(972) 483-2400
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)    Effective July 15, 2015, TIER REIT, Inc. (which may be referred to herein as the “Company,” “Registrant,” “we,” “our” or “us”) and Tier Operating Partnership LP, our operating partnership, entered into a Third Amendment to Employment Agreement with each of Scott W. Fordham, William J. Reister, Telisa Webb Schelin and James E. Sharp and a Second Amendment to Employment Agreement with Dallas E. Lucas (collectively, the “Amendments”).  The Amendments provide for a new term through July 15, 2018, which will automatically continue for an additional one-year period unless either party provides 60 days written notice of non-renewal prior to the expiration of the initial term.

The information set forth herein with respect to the Amendments does not purport to be complete in scope and is qualified in its entirety by the full text of the Amendments, which are filed as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 hereto and are incorporated into this Current Report by reference.

Item 9.01    Financial Statements and Exhibits.

 (d)    Exhibits.

Exhibit Number	Description
10.1	Third Amendment to Employment Agreement, effective as of July 15, 2015, by and between TIER REIT, Inc. and Tier Operating Partnership LP and Scott W. Fordham
10.2	Second Amendment to Employment Agreement, effective as of July 15, 2015, by and between TIER REIT, Inc. and Tier Operating Partnership LP and Dallas E. Lucas
10.3	Third Amendment to Employment Agreement, effective as of July 15, 2015, by and between TIER REIT, Inc. and Tier Operating Partnership LP and William J. Reister
10.4	Third Amendment to Employment Agreement, effective as of July 15, 2015, by and between TIER REIT, Inc. and Tier Operating Partnership LP and Telisa Webb Schelin
10.5	Third Amendment to Employment Agreement, effective as of July 15, 2015, by and between TIER REIT, Inc. and Tier Operating Partnership LP and James E. Sharp

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIER REIT, INC.

Dated: July 15, 2015	By:	/s/ Telisa Webb Schelin
Telisa Webb Schelin
Chief Legal Officer, Executive Vice President & Secretary

Exhibit Index

Exhibit Number	Description
10.1	Third Amendment to Employment Agreement, effective as of July 15, 2015, by and between TIER REIT, Inc. and Tier Operating Partnership LP and Scott W. Fordham
10.2	Second Amendment to Employment Agreement, effective as of July 15, 2015, by and between TIER REIT, Inc. and Tier Operating Partnership LP and Dallas E. Lucas
10.3	Third Amendment to Employment Agreement, effective as of July 15, 2015, by and between TIER REIT, Inc. and Tier Operating Partnership LP and William J. Reister
10.4	Third Amendment to Employment Agreement, effective as of July 15, 2015, by and between TIER REIT, Inc. and Tier Operating Partnership LP and Telisa Webb Schelin
10.5	Third Amendment to Employment Agreement, effective as of July 15, 2015, by and between TIER REIT, Inc. and Tier Operating Partnership LP and James E. Sharp

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